FORM OF MONTHLY CERTIFICATEHOLDER'S STATEMENT

                       FIRST NORTH AMERICAN NATIONAL BANK

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                      CIRCUIT CITY CREDIT CARD MASTER TRUST
                                  Series 2003-2

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Pursuant to the Amended and Restated Master Pooling and Servicing Agreement dated as of December 31, 2001 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 2003-2 Supplement, dated as of April 25, 2003 (the "Supplement" and, together with the Pooling and Servicing Agreement, the "Agreement"), each between Tyler International Funding, Inc., as Transferor, First North American National Bank, as Servicer, and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date and Due Period is set forth below:


Due Period Ending                                               July 31, 2003
Determination Date                                              August 8, 2003
Distribution Date                                               August 15, 2003

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Class A and Class B Accumulation Period ("Y" or "N")?                  N
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Early Amortization Period ("Y" or "N")?                                N
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Sharing Principal Collections with another Series ("Y" or "N")?        N
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MASTER TRUST INFORMATION

Receivables

1.    The aggregate amount of Eligible Receivables as of the end of
      the last day of the relevant Due Period                                                   $     1,601,124,239.23

2.    The aggregate amount of Principal Receivables as of the end of the last day of the relevant Due Period
      (not including reduction for Discount Option Receivables)                                 $     1,563,770,215.42

3.    The aggregate amount of Principal Receivables net of defaults as of the end of the last day of the relevant Due Period
      (including reduction for Discount Option Receivables)                                     $     1,542,077,599.64

4.    The aggregate amount of Finance Charge Receivables as of
      the end of the last day of the relevant Due Period
      (not including increase for Discount Option Receivables)                                  $        37,354,023.81

5.    The aggregate amount of Finance Charge Receivables as of
      the end of the last day of the relevant Due Period
      (including increase for Discount Option Receivables)                                      $        59,046,639.59

6.    The aggregate amount of Discount Option Receivables as of
                                                                                                  ---------------------
                                                                                                  ---------------------
      the end of the last day of the relevant Due Period                                        $        21,692,615.78
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                                                                                                  ---------------------

7.    The Transferor Amount as of the end of the last day of the
      relevant Due Period                                                                       $        56,277,599.64

8.    The Minimum Transferor Amount as of the end of the last
      day of the relevant Due Period                                                            $                 0.00

9.    The Excess Funding Account Balance as of the end of the
      last day of the relevant Due Period                                                       $                 0.00

10.   The aggregate principal balance of Receivables determined to be
      Receivables of Defaulted Accounts for the relevant Due Period                             $        10,075,151.78

11.   The aggregate amount of Recoveries for the relevant Due Period                            $         1,769,506.80

12.   The Default Amount for the relevant Due Period                                            $         8,305,644.98

Collections

13.   The aggregate amount of Collections of Principal Receivables for the relevant Due Period
                 a.)  Collection of Principal Receivables:                                      $       177,405,804.40
                 b.)  Discount Receivable Collections:                                          $        (2,296,770.11)
                                                                                                  ---------------------
                                                                                                  ---------------------
                 c.) Total Principal Receivable Collections:                                            175,109,034.29

14.   a) Collections of Finance Charge Receivables for the
          relevant Due Period
                 a.)  Collection of Finance Charge Receivables                                  $        20,885,867.68
                 b.)  Interchange Amount                                                        $           739,370.49
                 c.)  Discount Receivable Collections                                           $         2,296,770.11
                                                                                                  ---------------------
                                                                                                  ---------------------
                 d.)  Total Finance Charge Receivable Collections                               $        23,922,008.28

15.   The aggregate amount of interest earnings (net of losses
      and investment expenses) on the Excess Funding
      Account for the relevant Due Period                                                       $                 0.00

16.   The aggregate amount of Collections processed for the relevant
      Due Period (sum of lines 11+13+14+15)                                                     $       200,800,549.37

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17.   The average Discount Percentage for the relevant Due Period                               %                2.00%
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                                                                                                  ---------------------

Invested Amounts

18.   The Series 1998-2 Invested Amounts as of the end of the last day of the relevant Due Period
               a.  Class A                                                                      $       307,000,000.00
               b.  Class B                                                                      $       103,800,000.00
                                                                                                  ---------------------
                                                                                                  ---------------------
               c.  Total Invested Amount (sum of a - b)                                         $       410,800,000.00

19.   The Series 2000-2 Invested Amounts as of the end of the last day of the relevant Due Period
               a.  Class A                                                                      $       200,750,000.00
               b.  Class B                                                                      $        31,625,000.00
               c.  Collateralized Trust Obligation                                              $        26,125,000.00
               d.  Class D                                                                      $        16,500,000.00
                                                                                                  ---------------------
                                                                                                  ---------------------
               e.  Total Invested Amount (sum of a - d)                                         $       275,000,000.00

20.   The Series 2002-1 Invested Amounts as of the end of the last day of the relevant Due Period
               a.  Class A                                                                      $       217,500,000.00
               b.  Class B                                                                      $        34,500,000.00
               c.  Collateralized Trust Obligation                                              $        28,500,000.00
               d.  Class D                                                                      $        16,500,000.00
               e.  Class E                                                                      $         3,000,000.00
                                                                                                  ---------------------
                                                                                                  ---------------------
               f.  Total Invested Amount (sum of a - e)                                         $       300,000,000.00

21.   The Series 2003-2 Invested Amounts as of the end of the last day of the relevant Due Period
               a.  Class A                                                                      $       322,500,000.00
               b.  Class B                                                                      $        65,000,000.00
               c.  Collateralized Trust Obligation                                              $        56,250,000.00
               d.  Class D                                                                      $        56,250,000.00
                                                                                                  ---------------------
                                                                                                  ---------------------
               f.  Total Invested Amount (sum of a - d)                                         $       500,000,000.00

22.   The aggregate Invested Amount across all series of Investor
      Certificates outstanding as of the end of the last day of the
      relevant Due Period                                                                       $     1,485,800,000.00

Investor Amounts

23.   The Series 1998-2 Investor Amounts as of the end of the last day of the relevant Due Period
               a.  Class A                                                                      $       307,000,000.00
               b.  Class B                                                                      $       103,800,000.00
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                                                                                                  ---------------------
               c.  Total Investor Amount (sum of a - b)                                         $       410,800,000.00

24.   The Series 2000-2 Adjusted Invested Amounts as of the end of the last day of the relevant Due Period
               a.  Class A                                                                      $       200,750,000.00
               b.  Class B                                                                      $        31,625,000.00
               c.  Collateralized Trust Obligation                                              $        26,125,000.00
               d.  Class D                                                                      $        16,500,000.00
                                                                                                  ---------------------
                                                                                                  ---------------------
               e.  Total Adjusted Invested Amount (sum of a - d)                                $       275,000,000.00

25.   The Series 2002-1 Adjusted Invested Amounts as of the end of the last day of the relevant Due Period
               a.  Class A                                                                      $       217,500,000.00
               b.  Class B                                                                      $        34,500,000.00
               c.  Collateralized Trust Obligation                                              $        28,500,000.00
               d.  Class D                                                                      $        16,500,000.00
               e.  Class E                                                                      $         3,000,000.00
                                                                                                  ---------------------
                                                                                                  ---------------------
               f.  Total Adjusted Invested Amount (sum of a - e)                                $       300,000,000.00

26.   The Series 2003-2 Adjusted Invested Amounts as of the end of the last day of the relevant Due Period
               a.  Class A                                                                      $       322,500,000.00
               b.  Class B                                                                      $        65,000,000.00
               c.  Collateralized Trust Obligation                                              $        56,250,000.00
               d.  Class D                                                                      $        56,250,000.00
                                                                                                  ---------------------
                                                                                                  ---------------------
               e.  Total Adjusted Invested Amount (sum of a - d)                                $       500,000,000.00

27.   The aggregate Investor Amount across all series of Investor
      Certificates outstanding as of the end of the last day of the
      relevant Due Period                                                                       $     1,485,800,000.00

Series 2003-2 Allocation Percentages

28.   The Fixed Percentage with respect to the relevant
      Due Period
               a.  Class A                                                                                       0.00%
               b.  Class B                                                                                       0.00%
               c.  Collateralized Trust Obligation                                                               0.00%
               d.  Class D                                                                                       0.00%
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                                                                                                  ---------------------
               e.  Series 2003-2 Total                                                                           0.00%
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                                                                                                  ---------------------

29.   The Floating Percentage with respect to the relevant
      Due Period
               a.  Class A                                                                                      21.14%
               b.  Class B                                                                                       4.26%
               c.  Collateralized Trust Obligation                                                               3.69%
               d.  Class D                                                                                       3.69%
                                                                                                  ---------------------
                                                                                                  ---------------------
               e.  Series 2003-2 Total                                                                          32.77%
                                                                                                  ---------------------
                                                                                                  ---------------------

Allocation of Collections

30.   The Series 2003-2 allocation of Collections of Principal
      Receivables for the relevant Due Period (line 29 times
      line 13)
               a.  Class A                                                                      $        37,009,363.46
               b.  Class B                                                                      $         7,459,251.55
               c.  Collateralized Trust Obligation                                              $         6,455,121.53
               d.  Class D                                                                      $         6,455,121.53
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                                                                                              -------------------------
               e.  Series 2003-2 Total                                                          $        57,378,858.07
                                                                                              -------------------------
                                                                                              -------------------------

31.   The Series 2003-2 allocation of Collections of Finance
      Charge Receivables for the relevant Due Period (line 29
      times line 14)
               a.  Class A                                                                      $         5,055,925.89
               b.  Class B                                                                      $         1,019,023.82
               c.  Collateralized Trust Obligation                                              $           881,847.54
               d.  Class D                                                                      $           881,847.54
                                                                                              -------------------------
                                                                                              -------------------------
               e.  Series 2003-2 Total                                                          $         7,838,644.78
                                                                                              -------------------------
                                                                                              -------------------------

Portfolio Yield and Delinquencies

32.   The Portfolio Yield for the relevant Due Period (including
      Shared Excess Finance Charge Collections, if allocated)
      with respect to Series 2003-2                                                             %               12.31%

33.   The 3-month average Portfolio Yield for the three most recent
      Due Periods                                                                               %               12.07%

34.   The Base Rate for the relevant Due Period                                                 %                4.71%

35.   The 3-month average Base Rate for the three most recent
      Due Periods                                                                               %                4.85%

36.   Average Portfolio Yield less average Base Rate                                            %                7.22%

37.   The amount of Shared Excess Finance Charge Collections
      allocable to Series 2003-2 with respect to any Finance Charge
      Shortfall in such Series for the relevant Due Period                                      $                 0.00

38. The aggregate outstanding balance of Receivables which were delinquent as of the end of the relevant Due Period:

                                                                                                  ---------------------
                                                                                                  ---------------------
                    (a)     Delinquent 31 to 60 days                                            $        33,034,782.23
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                                                                                                  ---------------------
                    (b)     Delinquent 61 to 90 days                                            $        20,678,488.43
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                                                                                                  ---------------------
                    (c)     Delinquent 91 days or more                                          $        38,467,219.37
                                                                                                  ---------------------
                                                                                                  ---------------------

Determination of Monthly Interest

39.   Class A Monthly Interest:
               a.  Class A Monthly Interest                                                     $           426,804.38
               b.  Funds allocated and available to pay Class A
                    Monthly Interest for relevant Due Period (4.3a)                             $         7,838,644.78
               c.  Class A Interest Shortfall (a less b)                                        $                 0.00
               d.  Class A Additional Interest                                                  $                 0.00

40.   Class B Monthly Interest:
               a.  Class B Monthly Interest                                                     $           201,885.09
               b.  Funds allocated and available to pay Class B
                    Monthly Interest for relevant Due Period (4.3b)                             $         4,684,074.56
               c.  Class B Interest Shortfall (a less b)                                        $                 0.00
               d.  Class B Additional Interest                                                  $                 0.00

41.   CTO Monthly Interest
               a.  CTO Monthly Interest                                                         $           247,364.50
               b.  Funds allocated and available to pay CTO/
                    Monthly Interest for relevant Due Period                                    $         4,361,168.82
               c.  CTO Interest Shortfall (a less b)                                            $                 0.00
               d.  CTO Additional Interest                                                      $                 0.00

42.    Class D Monthly Interest:
               a.  Class D Monthly Interest                                                     $           320,020.75
               b.  Funds allocated and available to pay
                    Class D Monthly Interest for relevant Due Period                            $         3,407,705.01
               c.  Class D Interest Shortfall (a less b)                                        $                 0.00
               d.  Class D Additional Interest                                                  $                 0.00

Accumulation Period

43.   Required Accumulation Factor Number                                                                        11.00
44.   Accumulation Period Factor                                                                                  1.00
45.   Accumulation Period Length                                                                                    11
46.   Accumulation Period Commencement Date                                                              April 1, 2005

Determination of Monthly Principal

47.   Class A Monthly Principal (pursuant to section 4.4a):
            (X)Available Principal Collections                                                  $        60,100,410.54
            (Y)a.  Controlled Accumulation Amount                                               $                 0.00
               b.  Deficit Controlled Accumulation Amount                                       $                 0.00
               c.  Controlled Deposit Amount                                                    $                 0.00
            (Z)a.  Class A Invested Amount as of the end of Due Period                          $       322,500,000.00
      Class A Monthly Principal (the least of x,y,z)                                            $                 0.00

48.   Class B Monthly Principal (pursuant to section 4.4b)
      (distributable only after principal funding acct balance= O/S prin bal of Class A Cert.)
            (X)a.  Available Principal - Class A Monthly Principal                              $        60,100,410.54
            (Y)a.  Controlled Accumulation Amount                                               $                 0.00
               b.  Deficit Controlled Accumulation Amount                                       $                 0.00
               c.  Controlled Deposit Amount                                                    $                 0.00
            (Z)a.  Class B Invested Amount as of the end of the Due Period                      $        65,000,000.00
      Class B Monthly Principal (the least of x,y,z)                                            $                 0.00

49.   CTO Monthly Principal (pursuant to section 4.4c)
            (X)a.  Available Principal Collections - Class A Monthly
                   Principal and Class B Monthly Principal                                      $        60,100,410.54
            (Y)a.  Controlled Accumulation Amount                                               $                 0.00
               b.  Deficit Controlled Accumulation Amount                                       $                 0.00
               c.  Controlled Deposit Amount                                                    $                 0.00
            (Z).a. CTO Invested Amount as of the end of the Due Period                          $        56,250,000.00
      CTO Monthly Principal (the least of x,y,z)                                                $                 0.00

50.   Class D Monthly Principal (pursuant to section 4.4d)
      (distributable only after CTO is paid in full)                                            $                 0.00

Available Funds

51.   Class A Available Funds
               a.  Class A Finance Charge allocation (line 33a)                                 $         5,055,925.89
               b.  The amount of Principal Funding Investment Proceeds and
                    Reserve Account Investment Proceeds for such prior Due Period               $                 0.00
               c.  Any amount of Reserve Account withdrawn and
                    included in Class A Available Funds (section 4.14d)                         $                 0.00
               d.  Class A Available Funds (sum a-d)                                            $         5,055,925.89

52.   Class B Available Funds
               a.  Class B Finance Charge allocation (line 33b)                                 $         1,019,023.82
               c.  The amount of Principal Funding Investment Proceeds and
                   Reserve Account Investment Proceeds for such prior Due Period                $                 0.00
               d.  Any amount of Reserve Account withdrawn and
                    included in Class B Available Funds (section 4.14d)                         $                 0.00
               e.  Class B Available Funds (sum a-d)                                            $         1,019,023.82

53.   CTO Available Funds:
               a.  CTO Finance Charge allocation (line 33c)                                     $           881,847.54
               c.  On or After CTO Principal Commencement Date, the amount of
                    Principal Funding Investment Proceeds for such prior Due Period             $                 0.00
               d.  Any amount of Reserve Account withdrawn and
                    included in CTO Available Funds (section 4.14d)                             $                 0.00
               e.  CTO Available Funds (sum a-d)                                                $           881,847.54

54.   Class D Available Funds
               a.  Class D Finance Charge allocation (line 33d)                                 $           881,847.54

Reallocated Principal Collections

55.   Class D Subordinated Principal Collections (to the extent                                 $                 0.00
      needed to fund Required Amounts)

56.   Collateral Subordinated Principal Collections (to the extent                              $                 0.00
      needed to fund Required Amounts)

57.   Class B Subordinated Principal Collections (to the extent                                 $                 0.00
      needed to fund Required Amounts)

58.   Total Reallocated Principal Collections                                                   $                 0.00

Investor Default Amounts

59.   Class A Investor Default Amount                                                           $         1,755,401.34
                                                                                                %                6.46%

60.   Class B Investor Default Amount                                                           $           353,801.82
                                                                                                %                6.46%

61.   CTO Investor Default Amount                                                               $           306,174.65
                                                                                                %                6.46%

62.   Class D Investor Default Amount                                                           $           306,174.65
                                                                                                %                6.46%

63.   Aggregate Investor Default Amount                                                         $         2,721,552.47
                                                                                                %                6.46%
Allocable Amounts for Series 2003-2

64.   The Allocable Amount for Series 2003-2 as of the end of the
      relevant Due Period (Inv Default Amt + Series 02-1 Adjust Amt)
           Class A                                                                              $         1,755,401.34
           Class B                                                                              $           353,801.82
           Class C                                                                              $           306,174.65
           Class D                                                                              $           306,174.65
      Aggregate Allocable Amount                                                                $         2,721,552.47

Required Amounts for Series 2003-2

65.   Class A Required Amount (section 4.5a)
               a.  Class A Monthly Interest for current Distribution
                    Date                                                                        $           426,804.38
               b.  Class A Monthly Interest previously due but not
                    paid                                                                        $                 0.00
               c.  Class A Additional Interest for prior Due Period
                    or previously due but not paid                                              $                 0.00
               d.  Class A Investor Allocable Amount                                            $         1,755,401.34
               e.  Class A Servicing Fee                                                        $           537,500.00
               f.   Class A Available Funds                                                     $         5,055,925.89
               g.  Class A Required Amount (sum of a-e minus f)                                 $                 0.00

66.   Class B Required Amount (section 4.5b)
               a.  Class B Monthly Interest for current Distribution
                    Date                                                                        $           201,885.09
               b.  Class B Monthly Interest previously due but not
                    paid                                                                        $                 0.00
               c.  Class B Additional Interest for prior Due Period
                    or previously due but not paid                                              $                 0.00
               d.  Class B Servicing Fee                                                        $           108,333.33
               e.  Class B Available Funds                                                      $         1,019,023.82
               f.   Class B Allocable Amount                                                    $           353,801.82
               g.  Class B Required Amount ((sum of a-d) minus e
                    plus f)                                                                     $           353,801.82

67.   CTO Required Amount (section 4.5c)
               a.  CTO Monthly Interest for current
                    Distribution date                                                           $           247,364.50
               b.  CTO Monthly Interest previously
                    due but not paid                                                            $                 0.00
               c.  CTO Additional Interest for prior
                    Due Period or previously due but not paid                                   $                 0.00
               d.  CTO Servicing Fee                                                            $            93,750.00
               e.  Amounts available to pay a-d                                                 $         4,361,168.82
               f.   Excess of Collateral Allocable Amount
                    over funds available to make payments                                       $                 0.00
               g.  CTO Required Amount ((sum of
                    a-d) minus e plus f)                                                        $                 0.00

Investor Charge-Offs

68.   The aggregate amount of Class A Investor Charge-Offs and the reductions in the Class B Invested Amount, Collateralized Trust Obligation
      Amount and Class D Invested Amount
               a.  Class A                                                                      $                 0.00
               b.  Class B                                                                      $                 0.00
               c.  Collateralized Trust Obligation Amount                                       $                 0.00
               d.  Class D                                                                      $                 0.00

69.   The aggregate amount of Class B Investor Charge-Offs and the reductions in the Collateralized Trust Obligation Amount and Class D
      Invested Amount
               a.  Class B                                                                      $                 0.00
               b.  Collateralized Trust Obligation Amount                                       $                 0.00
               c.  Class D                                                                      $                 0.00

70.   The aggregate amount of Collateral Charge-Offs and the reductions in Class D Invested Amount
               a.  Collateralized Trust Obligation Amount                                       $                 0.00
               b.  Class D                                                                      $                 0.00

71.   The aggregate amount of Class D Charge-Offs and the reductions in Class D Invested Amount
               a.  Class D                                                                      $                 0.00

Servicing Fee
      (2% of total Invested Amount)
72.   Class A Servicing Fee for the relevant Due Period                                         $           537,500.00

73.   Class B Servicing Fee for the relevant Due Period                                         $           108,333.33

74.   CTO Servicing Fee for the relevant Due Period                                             $            93,750.00

75.   Class D Servicing Fee for the relevant Due Period                                         $            93,750.00

Reserve Account

76.   Lowest historical 3 month average Portfolio Yield less 3 month
      average Base Rate (must be > 4%, or line 88 will adjust accordingly)                      %                7.03%

77.   Reserve Account Funding Date (based on line 87)                                                         01/15/05

78.   Required Reserve Account Amount (after the Reserve Account
      Funding Date, 0.5% times the Class A, Class B, CTO and Class D O/S Certificates)          $                 0.00

79.   Covered Amount                                                                            $                 0.00

80.   Available Reserve Account Amount
               a.  Reserve Draw Amount (covered amount - p.f. proceeds)                         $                 0.00
               b.  Reserve Account Investment Proceeds                                          $                 0.00
               c.  Amount on deposit in the Reserve Account at the end of the
                    relevant Due Period less Investment Proceeds                                $                 0.00
               d.  Required Reserve Account Amount (line 89)                                    $                 0.00
               e.  Available Reserve Account Amount (after Reserve Draw)                        $                 0.00
                                                                                                  ---------------------
                                                                                                  ---------------------
               f.   Required Reserve Account Deposit on Distribution Date                       $                 0.00
                                                                                                  ---------------------
                                                                                                  ---------------------

Principal Funding Account

81.   Principal Funding Account Balance at the beginning of the Due Period
      less investment proceeds.                                                                 $                 0.00

82    a.  Daily Deposits to the Principal Funding Account during the
           relevant Due Period (pursuant to sec 4.6f)                                           $                 0.00
      b.  Principal Funding Account Investment Proceeds                                         $                 0.00

83.   Withdrawals from the Principal Funding Account during the relevant
      Due Period                                                                                $                 0.00

84.   Principal Funding Account Balance as of the last day of the
      relevant Due Period less investment proceeds.                                             $                 0.00

Spread Account
85.   Required Spread Account Percentage
      a.  Adjusted Portfolio Yield                                                              %               12.31%
      b.  Three-Month Average Excess Spread Percentage                                          %                7.22%
      c.  Required Spread Account Percentage                                                    %                3.00%
86.   Spread Account Activity
      a.  Spread account balance as of the beginning of the due period                          $        15,012,823.80
      b.  Deposits/(withdrawals).  during the due period                                        $            (1,347.32)
      c.  Spread Account balance as of the end of the due period                                $        15,011,476.48
      d.  Investment Proceeds                                                                   $            11,476.48
      e.  Spread Account balance as of the end of the due period,
            net of Investment Proceeds                                                          $        15,000,000.00
      f.  Withdrawals on the Distribution Date                                                  $                 0.00
87.   Spread Account Required Amounts
      a.  Available Spread Account Amount                                                       $        15,000,000.00
      b.  Required Spread Account Amount                                                        $        15,000,000.00
      c.  Excess on Deposit over/Deficiency under.  the
           Required Spread Account Amount                                                       $                 0.00
      d.  Deposits on the Distribution Date                                                     $                 0.00
      e.  Distributions to the Transferor                                                       $                 0.00
      f.  Spread Account Balance as of the end of the Distribution Date                         $        15,000,000.00
88.   Spread Account Funding
      Amount applied to fund Spread Account attributed to
          Excess Spread and Shared Excess Finance Charge Collections                            $                 0.00


89.   LIBOR Determination date for the relevant Due Period                                                   11-Jul-03

90.   LIBOR rate for the relevant Due Period                                                    %             1.10688%

91. As of the date hereof, no Early Amortization Event has been deemed to have occurred during the relevant Due Period.



      IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 15th day of August, 2003.


                             FIRST NORTH AMERICAN NATIONAL BANK,
                             as Servicer


                             By /s/Philip J. Dunn
                             Name:  Philip J. Dunn
                             Title:  Vice President